Asset Impairment, Net	12 Months Ended
May 26, 2013
Asset Impairment Charges [Abstract]
Asset Impairments
ASSET IMPAIRMENTS
During fiscal 2013, we recognized long-lived asset impairment charges of $0.8 million ($0.5 million net of tax), primarily related to the write-down of assets held for disposition based on updated valuations. During fiscal 2012, we recognized long-lived asset impairment charges of $0.5 million ($0.3 million net of tax), primarily related to the permanent closure of one Red Lobster restaurant, and the write-down of assets held for disposition based on updated valuations. During fiscal 2011 we recognized long-lived asset impairment charges of $4.7 million ($2.9 million net of tax), primarily related to the permanent closure of two Red Lobster restaurants, the write-down of another Red Lobster restaurant based on an evaluation of expected cash flows, and the write-down of assets held for disposition based on updated valuations. These costs are included in selling, general and administrative expenses as a component of earnings from continuing operations in the accompanying consolidated statements of earnings for fiscal 2013, 2012 and 2011. Impairment charges were measured based on the amount by which the carrying amount of these assets exceeded their fair value. Fair value is generally determined based on appraisals or sales prices of comparable assets and estimates of future cash flows.
The results of operations for all restaurants permanently closed in fiscal 2013, 2012 and 2011 that would otherwise have met the criteria for discontinued operations reporting are not material to our consolidated financial position, results of operations or cash flows and, therefore, have not been presented as discontinued operations.